SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

                Pursuant to Section 13 or 15 (d)
             of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)       December 9, 1997
                                                       -----------------
                   JACKSONVILLE BANCORP, INC.

        TEXAS                      0-28070            75-2632781
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(State of Incorporation)      (Commission File)        (IRS No.)


  COMMERCE AND NECHES STREET    JACKSONVILLE, TEXAS            75766
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     (Address of Principal Executive Offices)                 (Zip Code)

                        (903) 586-9861
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      (Registrant's Telephone Number, Including Area Code)


                         NOT APPLICABLE
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     (Former Name or Former Address, if changed since last report)
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          Item 5.   Other Events

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated December 9, 1997
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                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Jacksonville Bancorp, Inc.

Date: 12/9/97                     By: \s\Jerry Chancellor
     ---------                        ------------------------
                                      Jerry Chancellor
                                      President
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